EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

As of the date hereof, I, John Kunze, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Plumtree Software, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Plumtree Software, Inc.

By:	/s/ John Kunze

Name:	John Kunze

Title:	Chief Executive Officer

Dated:	August 9, 2005

A signed original of this written statement required by Section 906 has been provided by Plumtree Software, Inc. and will be retained by Plumtree Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.